EXHIBIT 10.18

# LOAN SERVICES AGREEMENT

Escrow No.

Date: December 17, 2012

## ARTICLE I

## PARTIES AND ADDRESSES AND TELEPHONES

1:01 CHICAGO TITLE INSURANCE COMPANY (hereinafter referred as to CTI)

15951 S.W. 41st Street Suite 800
Weston, Florida 33331
Alan S. Weissman
Alan.Weissman@fnf.com
Phone 954-315-1852
Fax: 954-971-2050

1:02 BORROWER:

Wodka LLC
Attention: J Amos Dale
40 West 23rd Street, 2nd Floor
New York, NY 10010
Telephone: 1-917-545-9827

1:03 LENDER:

Consilium Corporate Recovery Master Fund, Ltd
c/o Consilium Investment Management
Attention: 3101 N. Federal Highway, Suite 502
Ft. Lauderdale, Florida
Telephone: 954-315-9381

## ARTICLE II PURPOSE

2.01 CHICAGO TITLE INSURANCE COMPANY, a Missouri Corporation, hereinafter referred to as

CTI, in consideration of a fee of $350 agrees to be the Escrow Agent for a $2,100,000 loan given by Lender to Borrower and agrees to process draw request upon the payment to it of a service charge of $ 75.00 per draw , does hereby agree with

Consilium Corporate Recovery Master Fund LENDER

Panache Beverage Inc. BORROWER

that it will disburse the proceeds of the Loan through Funding Requisitions (hereinafter referred to as "Requisition") in accordance with the amounts set forth in the Disbursement Schedule (Exhibit A) and pursuant to a draw Requisition form (Exhibit "B") signed by both Lender and Borrower.

**ARTICLE III DISBURSEMENT**

3.01: All parties agree that this Agreement does not create a partnership, a trust relationship, agency relationship, a third party beneficiary relationship, or any other legal relationship other than that of independent contracting parties.

3.02: Proceeds of the loan shall be funded as allocated and agreed herewith by Borrower and Lender, as shown in the Budget and Disbursement Schedule, Exhibit A. Should a Requisition as submitted by Borrower therein reflect increases or changes in the Disbursement Schedule, CTI shall have no liability to Borrower, or Lender or any other person for any consequences resulting there from including but not limited to liability under F.S. 713.3471. CTI shall further have the right to rely on the Requisitions signed by both Borrower and Lender and shall not have any liability to Borrower, or Lender for any consequences resulting from any errors or omissions in said disclosures of identities.

3.03: In consideration of, among other things, CTI's entering into this Agreement, Borrower and Lender indemnify and saves CTI harmless from any and all losses, costs, damages, expenses and liabilities, including attorney's fees, which CTI may incur under this agreement exclusive of gross negligence or willful misconduct.

3.04: CTI will not be liable for loss or impairment of any funds which are in the course of collection or on deposit with any bank due to bank failure, insolvency or suspension.

3.05: CTI shall have no responsibility to determine compliance with F.S. 713.347 as that is the responsibility of the Borrower and Lender.

3.06: Nothing contained in this Agreement shall in any way limit or diminish the obligations of the Borrower nor the rights of the Lender as may be contained in any Loan Agreement between said parties. CTI has no responsibility for determining whether Borrower or Lender is in compliance with the terms of any Agreement with the Lender nor shall CTI be responsible for failure of either party to perform under such Agreement. The signed draw Requisition signed by both Borrower and Lender shall be deemed Lender's direction to CTI to disburse pursuant to said Requisition.

3.07: The entire $1,400,000.00 in loan proceeds will be disbursed to CTI and they will be placed in a segregated account with Bank of America for subsequent disbursement. Borrower (with Lenders written approval) will instruct Bank of America where and how said funds are to be placed. All interest earned shall be for the benefit of the Borrower, Borrower's Tax I.D. number is 38-3855631.

**ARTICLE IV DISPUTE**

4.01 In the event of a dispute as to the disbursement of said funds not resolved within 30 days, CT is authorized to interplead said funds into the registry of the Broward Court, Circuit Court and deduct any expenses incurred for said inter-pleader filing, including without limitation reasonable

legal fees.

## ARTICLE V EXHIBITS

5.01 The following exhibits are attached hereto and made part hereof:

A, B,

DATE: THIS 13 DAY OF Feb, 2013.

**BORROWER: Wodka LLC.**

BY:______________________________

**LENDER: Consilium Corporate Recovery Master Fund, Ltd**

BY:______________________________

**CHICAGO TITLE INSURANCE COMPANY**

BY: ______________________________
Alan S. Weissman
Vice President

**EXHIBIT A**

**Budget and Disbursement Schedule**

**EXHIBIT B**

**PAYMENT SYSTEM SCHEDULE**

CTI is authorized to make disbursements of the loan as described in Exhibit A, in the amount shown on the various requisitions described below, by making payments as the lender/borrower deems necessary directly of the amount set forth in the requisition under the terms and conditions described herein. All disbursements shall be signed by Lender and Borrower by completion of the Requisition, a copy of which is attached as Exhibit B-1.

| Wodka Budget | October | November | December | 2012-3Mo | January | February | March | April | May | June | July | August | September | October | November | December | 2013 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Cases** | | | | | | | | | | | | | | | | | |
| Wodka USA (9L) | 14,376 | 34,497 | 33,030 | 81,902 | 11,000 | 11,000 | 11,000 | 13,000 | 13,000 | 13,000 | 15,500 | 15,500 | 15,500 | 18,000 | 18,000 | 18,000 | 172,500 |
| Wodka International (9L) | - | | | 0 | | 2,400 | 2,000 | - | 2,500 | 2,500 | 2,500 | 2,500 | 2,500 | 2,667 | 2,667 | 2,667 | 24,900 |
| **Revenue** | | | | | | | | | | | | | | | | | |
| Wodka USA | $ 268,827 | $ 645,089 | $ 617,657 | 1,531,573 | $ 205,700 | $ 205,700 | $ 205,700 | $ 243,100 | $ 243,100 | $ 243,100 | $ 289,850 | $ 289,850 | $ 289,850 | $ 336,600 | $ 336,600 | $ 336,600 | 3,225,750 |
| Wodka International | $ - | $ - | $ - | 0 | $ - | $ 68,129 | $ 56,774 | $ - | $ 70,968 | $ 70,968 | $ 70,968 | $ 70,968 | $ 70,968 | $ 75,699 | $ 75,699 | $ 75,699 | 706,839 |
| TOTAL Revenue | $ 268,827 | $ 645,089 | $ 617,657 | 1,531,573 | $ 205,700 | $ 273,829 | $ 262,474 | $ 243,100 | $ 314,068 | $ 314,068 | $ 360,818 | $ 360,818 | $ 360,818 | $ 412,299 | $ 412,299 | $ 412,299 | 3,932,589 |
| **COGS** | | | | | | | | | | | | | | | | | |
| Wodka USA | $ 174,809 | $ 419,480 | $ 401,642 | 995,932 | $ 133,760 | $ 133,760 | $ 133,760 | $ 158,080 | $ 158,080 | $ 158,080 | $ 188,480 | $ 188,480 | $ 188,480 | $ 218,880 | $ 218,880 | $ 218,880 | 2,097,600 |
| Wodka International | $ - | $ - | $ - | 0 | $ - | $ 31,613 | $ 26,344 | $ - | $ 32,930 | $ 32,930 | $ 32,930 | $ 32,930 | $ 32,930 | $ 35,125 | $ 35,125 | $ 35,125 | 327,984 |
| TOTAL COGS | $ 174,809 | $ 419,480 | $ 401,642 | 995,932 | $ 133,760 | $ 165,373 | $ 160,104 | $ 158,080 | $ 191,010 | $ 191,010 | $ 221,410 | $ 221,410 | $ 221,410 | $ 254,005 | $ 254,005 | $ 254,005 | 2,425,584 |
| **Gross Profit** | | | | | | | | | | | | | | | | | |
| Wodka USA | $ 94,017 | $ 225,609 | $ 216,015 | 535,641 | $ 71,940 | $ 71,940 | $ 71,940 | $ 85,020 | $ 85,020 | $ 85,020 | $ 101,370 | $ 101,370 | $ 101,370 | $ 117,720 | $ 117,720 | $ 117,720 | 1,128,150 |
| Wodka International | $ - | $ - | $ - | 0 | $ - | $ 36,516 | $ 30,430 | $ - | $ 38,038 | $ 38,038 | $ 38,038 | $ 38,038 | $ 38,038 | $ 40,573 | $ 40,573 | $ 40,573 | 378,855 |
| TOTAL GP | $ 94,017 | $ 225,609 | $ 216,015 | 535,641 | $ 71,940 | $ 108,456 | $ 102,370 | $ 85,020 | $ 123,058 | $ 123,058 | $ 139,408 | $ 139,408 | $ 139,408 | $ 158,293 | $ 158,293 | $ 158,293 | 1,507,005 |
| **Operating Expenses** | | | | | | | | | | | | | | | | | |
| Auto | $ 1,959 | $ 1,959 | $ 1,959 | 5,876 | $ 823 | $ 823 | $ 823 | $ 823 | $ 823 | $ 823 | $ 823 | $ 823 | $ 823 | $ 823 | $ 823 | $ 823 | 9,872 |
| Bank & Finance Charges | $ 556 | $ 556 | $ 10,984 | 12,096 | $ 31,838 | $ 584 | $ 584 | $ 584 | $ 584 | $ 584 | $ 584 | $ 584 | $ 584 | $ 584 | $ 584 | $ 584 | 38,264 |
| Insurance | $ 4,471 | $ 12,348 | $ 9,819 | 26,638 | $ 4,023 | $ 4,983 | $ 5,943 | $ 5,943 | $ 5,943 | $ 6,903 | $ 6,423 | $ 6,423 | $ 6,903 | $ 6,423 | $ 6,423 | $ 6,903 | 73,233 |
| Management & Staff Comp | $ 33,907 | $ 33,907 | $ 51,900 | 119,714 | $ 35,584 | $ 43,749 | $ 44,775 | $ 44,734 | $ 44,696 | $ 50,463 | $ 46,608 | $ 48,177 | $ 50,624 | $ 46,949 | $ 49,463 | $ 84,330 | 590,152 |
| Other Operating Expenses | $ 899 | $ 899 | $ 899 | 2,696 | $ 944 | $ 944 | $ 944 | $ 944 | $ 944 | $ 944 | $ 944 | $ 944 | $ 944 | $ 944 | $ 944 | $ 944 | 11,325 |
| Professional Fees | $ 11,128 | $ 11,620 | $ 7,133 | 29,881 | $ 10,000 | $ 12,000 | $ 8,000 | $ 7,400 | $ 7,200 | $ 8,600 | $ 7,400 | $ 7,200 | $ 6,200 | $ 9,400 | $ 9,686 | $ 6,200 | 99,286 |
| SG&A | $ 4,039 | $ 4,039 | $ 4,039 | 12,118 | $ 4,241 | $ 4,241 | $ 4,241 | $ 4,241 | $ 4,241 | $ 4,241 | $ 4,241 | $ 4,241 | $ 4,241 | $ 4,241 | $ 4,241 | $ 4,241 | 50,894 |
| Travel, Meals & Entertainment | $ 10,981 | $ 10,981 | $ 10,981 | 32,944 | $ 13,131 | $ 13,531 | $ 13,531 | $ 13,931 | $ 13,931 | $ 14,331 | $ 14,331 | $ 14,331 | $ 14,331 | $ 14,331 | $ 14,331 | $ 14,331 | 168,366 |
| Marketing & Advertising | $ 38,340 | $ 38,340 | $ 38,340 | 115,021 | $ 51,000 | $ 51,000 | $ 51,000 | $ 85,000 | $ 85,000 | $ 85,000 | $ 55,000 | $ 55,000 | $ 55,000 | $ 42,333 | $ 42,333 | $ 42,333 | 700,000 |
| Distributor Marketing Support- Wodka | $ 21,564 | $ 51,745 | $ 49,545 | 122,853 | $ 16,500 | $ 16,500 | $ 16,500 | $ 19,500 | $ 19,500 | $ 19,500 | $ 23,250 | $ 23,250 | $ 23,250 | $ 27,000 | $ 27,000 | $ 27,000 | 258,750 |
| Interest on Existing Loans | $ 3,670 | $ 3,670 | $ 3,670 | 11,010 | $ 3,670 | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | 3,670 |
| Interest on New Loans | $ - | $ - | $ 14,000 | 14,000 | $ 14,000 | $ 14,000 | $ 14,000 | $ 14,000 | $ 14,000 | $ 14,000 | $ 14,000 | $ 14,000 | $ 14,000 | $ 14,000 | $ 14,000 | $ 14,000 | 168,000 |
| Total Operating Expenses | $ 131,514 | $ 170,065 | $ 203,269 | 504,848 | $ 185,752 | $ 162,354 | $ 160,340 | $ 197,100 | $ 196,861 | $ 205,388 | $ 173,603 | $ 174,972 | $ 176,899 | $ 167,028 | $ 169,828 | $ 201,689 | 2,171,813 |
| EBT | (37,497) | 55,544 | 12,746 | 30,793 | (113,812) | (53,898) | (57,970) | (112,080) | (73,803) | (82,330) | (34,195) | (35,565) | (37,491) | (8,734) | (11,534) | (43,395) | (664,808) |
| **Cash Flows** | | | | | | | | | | | | | | | | | |
| Beginning Cash | | $44,785 | $7,353 | 44,785 | $545,495 | $305,843 | $92,619 | $271,009 | $159,837 | $40,574 | $190,409 | $116,347 | $40,916 | $206,558 | $153,226 | $97,094 | 545,495 |
| Operating Expenses (ex Int on new loan & dist | ($109,951) | ($118,319) | ($139,725) | (367,995) | ($155,252) | ($131,854) | ($129,840) | ($163,600) | ($163,361) | ($171,888) | ($136,353) | ($137,722) | ($139,649) | ($126,028) | ($128,828) | ($160,689) | (1,745,063) |
| Distributor Marketing Support (60 days) | | | $ (21,564) | (21,564) | $ (51,745) | $ (49,545) | $ (16,500) | $ (16,500) | $ (16,500) | $ (19,500) | $ (19,500) | $ (19,500) | $ (23,250) | $ (23,250) | $ (23,250) | $ (27,000) | (306,040) |
| Add Non-Cash Expenses | $ 6,133 | $ 6,133 | $ 6,133 | 18,400 | $ 6,133 | $ 6,133 | $ 6,133 | $ 6,133 | $ 6,133 | $ 6,133 | $ 6,133 | $ 6,133 | $ 6,133 | $ 6,133 | $ 6,133 | $ 6,133 | 73,600 |
| Factoring -Advance (75%) | $130,340 | $390,667 | $463,243 | 984,249 | | | | | | | | | | | | | |
| Factoring- Reserves (25%) | | | $43,447 | 43,447 | $130,222 | $154,414 | | | | | | | | | | | |
| DSWE Prepayments | $89,338 | $ 116,748 | | 206,086 | | | | | | | | | | | | | |
| Sales Proceeds Wodka (Net 60) | | | | 0 | $ - | $ - | $ 205,700 | $ 273,829 | $ 262,474 | $ 243,100 | $ 314,068 | $ 314,068 | $ 360,818 | $ 360,818 | $ 360,818 | $ 412,299 | 3,107,991 |
| Payment to the Distillery | $ (174,809) | $ (419,480) | $ (401,642) | (995,932) | $ (133,760) | $ (165,373) | $ (160,104) | $ (158,080) | $ (191,010) | $ (191,010) | $ (221,410) | $ (221,410) | $ (221,410) | $ (254,005) | $ (254,005) | $ (254,005) | (2,425,584) |
| Consilium Line of Credit/Loan | | | $600,000 | 600,000 | | | 300,000 | | | $300,000 | | | $200,000 | | | $0 | 800,000 |
| Repayment | | | | 0 | (14,000) | (14,000) | (14,000) | (14,000) | (14,000) | (14,000) | (14,000) | (14,000) | (14,000) | (14,000) | (14,000) | (14,000) | (168,000) |
| | | | | 0 | | | | | | | | | | | | | 0 |
| INTERCOMPANY LOAN (REPAYMENT) | | | | 0 | | | | | | | | | | | | | 0 |
| | | | | 0 | | | | | | | | | | | | | 0 |
| Outstanding A/P Payments | | | ($1,750) | (1,750) | ($11,250) | ($3,000) | ($3,000) | ($3,000) | ($3,000) | ($3,000) | ($3,000) | ($3,000) | ($3,000) | ($3,000) | ($3,000) | ($3,000) | (44,250) |
| Other Outstanding Liabilities Pmt | | | ($10,000) | (10,000) | ($10,000) | ($10,000) | ($10,000) | ($35,954) | | | | | | | | | (65,954) |
| LT & Related Party Liabilities Pmt | | | | 0 | | | | | | | | | | | | | 0 |
| Ending Cash | $44,785 | $7,353 | $545,495 | 545,495 | $305,843 | $92,619 | $271,009 | $159,837 | $40,574 | $190,409 | $116,347 | $40,916 | $206,558 | $153,226 | $97,094 | $56,832 | 56,832 |
| **CONSILIUM LOAN** | | | | | | | | | | | | | | | | | |
| Beginning Principal | | | 1,400,000 | 0 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 |
| Beginning Accrued Interest | | | - | 0 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 |
| Monthly Interest Accrual (0.1) | | | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 168,000 |
| Total Repayment | | | - | 0 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 168,000 |
| Interest Reduction | | | - | 0 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 168,000 |
| Principal Reduction | | | - | 0 | - | - | - | - | - | - | - | - | - | - | - | - | 0 |
| Ending Principal | | | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 | 1,400,000 |
| Ending Accrued Int | | | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 | 14,000 |

## DRAW REQUEST

Al Weisman
Chicago Title Insurance Company
15951 SW 41st Street
Suite 800
Weston, FL 33331

Re: Loan Services Agreement with Wodka, LLC as Borrower and Consilium Corporate Recovery Master Fund, Ltd, as Lender

Dear Mr. Weisman:

As evidenced by the joint signature of the parties below, I hereby instruct you to wire from the referenced bank account the sum of $____________________ to Borrower's account located at Bank of America in Brooklyn, NY, pursuant to the following wire instructions:

________________________________
________________________________
________________________________
________________________________

As required under the Loan Services Agreement, this document is signed in counterparts by both Borrower and Lender and you have a right to rely upon the same, provided that the transmittal to you is from Consilium Corporate Recovery Master Fund, Ltd, and executed by either Charles Cassel, or Jonathan Binder. The Lender will procure the signature of the Borrower and then attached its own signature to this draw request.

**BORROWER:**

**WODKA, LLC**

**By:** ______________________________
**Name:** ____________________________
**Title:** _____________________________

**LENDER:**

**CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD.**

**By:** ______________________________
**Name:** ____________________________
**Title:** _____________________________